Exhibit 10.38

To:

Western Mesquite Mines, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4W 3E2

Attention: Treasurer

Western Goldfields Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4W 3E2

Attention: Chief Financial Officer

Western Goldfields (USA) Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4W 3E2

Attention: Treasurer

Dear Sirs

US$105,000,000 credit agreement dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007, and as further amended by an amendment letter dated as of 29 June 2007) between Western Mesquite Mines, Inc. as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein) and the Hedging Banks (as defined therein) (the “Credit Agreement”)

1.	We refer to the Credit Agreement. Terms and expressions defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined.

2.	You have informed us that the Restructure has been completed.

3.
By signing this letter, the Financing Parties and the Hedging Banks hereby confirm that they approve the Restructure, and hereby waive any rights they may have under the Financing Documents in relation to the undertaking by the Guarantor to procure that the events listed in paragraphs (a) to (e) of Clause 11.2.3 of the Credit Agreement occur prior to the completion of the Restructure, provided that the following is delivered to the Agent (in each case in a form and substance satisfactory to the Agent) within 5 Business Days of the date of this letter:

(a)	a guarantee issued by Western Goldfields Inc. (WGOI) in favour of the Financing Parties and the Hedging Banks (the WGOI Guarantee) on the terms of the Guarantee;

(b)	a deed of accession executed by WGOI in relation to the Credit Agreement and the Intercreditor Deed;

(c)	each of the documents referred to in paragraph 1 of Schedule 2, Part 1 (Conditions Precedent) only to the extent relating to WGOI and required by Canadian counsel to the Finance Parties;

(d)	such know-your-customer documentation relating to WGOI and Western Goldfields (USA) Inc. as the Financing Parties and the Hedging Banks reasonably require;

(e)	a legal opinion addressed to the Financing Parties and the Hedging Banks from Cassels, Brock & Blackwell LLP in relation to WGOI and the WGOI Guarantee;

(f)	an acknowledgement agreement executed by Western Goldfields (USA) Inc. in relation to the Pledge Agreement (the Acknowledgement Agreement); and

(g)	a legal opinion addressed to the Financing Parties and the Hedging Banks from Lionel Sawyer & Collins in relation to Western Goldfields USA Inc and the Acknowledgement Agreement..

4.	By the acceptance of this letter:

(a)	you agree to the repetition of the Repeating Representations by yourselves by reference to the facts and circumstances existing on the date of this letter;

(b)	Western Goldfields (USA) Inc. undertakes to each Financing Party and each Hedging Bank that:

(i)	prior to the Completion Date, it shall unless the Agent (acting on the instructions of the Majority Banks) otherwise agrees own, directly or indirectly, 100% of the voting rights in the Borrower; and

(ii)
following the Completion Date and until expiry of the Security Period, it shall, unless the Agent (acting on the instructions of the Majority Banks) otherwise agrees own at least 50.1 % of the voting rights in the Borrower and provide to the Borrower such non-monetary support and assistance using its reasonable commercial efforts as is necessary for the Mining Operations to be conducted in a manner that would be expected of a professional, prudent operator of a mine of the size, location and characteristics comparable to the Project and in the manner and with the skill and care of a reasonable business man, provided that such support and assistance does not constitute a payment or performance guarantee and provided further that Western Goldfields (USA) Inc. shall not be liable for any losses, costs, expenses, damages or other amounts arising from the failure of the Mining Operations to be so conducted; and

(c)	you agree that the references to “Guarantor” in Clause 13.1(a), 13.2.1(a) and Clause 14.1(j) of the Credit Agreement shall, instead be references to Western Goldfields (USA) Inc.

5.
Without prejudice to the rights of any Financing Party or Hedging Bank which have arisen on or before the date of this letter, by the acceptance of this letter you confirm that, on and after the date of this letter:

(a)	the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect; and

(b)	the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

6.
Save as expressly stated in this letter, nothing in this letter shall constitute or be deemed to be a waiver or consent by the Financing Parties or Hedging Banks of any other provision, term or matter and none of the rights, duties or obligations of any party to the Financing Documents shall be affected or impaired by the signature or countersignature of this letter

7.	This letter is hereby designated as a Financing Document.

8.	This letter shall be governed by and construed in accordance with English law.

9.	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

/s/ Michael Jones
Investec Bank (UK) Limited
(as Agent, Security Trustee, Bank and Hedging Bank)
MICHAEL JONES Authorised Signatory

Commonwealth Bank of Australia
(as Bank and Hedging Bank)

Accepted and agreed, on 2007

Western Mesquite Mines, Inc.

Western Goldfields Inc.

Western Goldfields (USA) Inc.

(b)	the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

6.
Save as expressly stated in this letter, nothing in this letter shall constitute or be deemed to be a waiver or consent by the Financing Parties or Hedging Banks of any other provision, term or matter and none of the rights, duties or obligations of any party to the Financing Documents shall be affected or impaired by the signature or countersignature of this letter

7.	This letter is hereby designated as a Financing Document.

8.	This letter shall be governed by and construed in accordance with English law.

9.	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

Investec Bank (UK) Limited
(as Agent, Security Trustee, Bank and Hedging Bank)

/s/ David Andrew Heuston
Commonwealth Bank of Australia
(as Bank and Hedging Bank)
David Andrew Heuston

Accepted and agreed, on 2007

Western Mesquite Mines, Inc.

Western Goldfields Inc.

Western Goldfields (USA) Inc.

(b)	the Security Documents to which you are a party will continue to secure ail liabilities which are expressed to be secured by them.

6.
Save as expressly stated in this letter, nothing in this letter shall constitute or be deemed to be a waiver or consent by the Financing Parties or Hedging Banks of any other provision, term or matter and none of the rights. duties or obligations of any party to the Financing Documents shall be affected or impaired by the signature or countersignature of this letter

7.	This letter is hereby designated as a Financing Document.

8.	This letter shall be governed by and construed in accordance with English law.

9.	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

lnvestec Bank (UK) Limited
(as Agent, Security Trustee, Bank and Hedging Bank)

Commonwealth Bank of Australia
(as Bank and Hedging Bank)

Accepted and agreed, on July 16, 2007

/s/ Brian Penny
Western Mesquite Mines, Inc.

/s/ Brian Penny
Western Goldfields Inc.

/s/ Brian Penny
Western Goldfields (USA) Inc.